EXHIBIT 99.6


                                LICENSE AGREEMENT
                                -----------------


         LICENSE AGREEMENT (this "Agreement"), dated as of September 28, 2001, among High Speed Access Corp. and HSA International, Inc., both Delaware corporations (together, "HSA"), and Charter Communications Holding Company, LLC, a Delaware limited liability company ("Holdco").

                                    RECITALS

         WHEREAS, High Speed Access Corp. and Holdco have entered into an Asset Purchase Agreement dated as of September 28, 2001 (as the same may be amended from time to time, the "Purchase Agreement");

         WHEREAS, High Speed Access Corp. owns, licenses or has other valid rights, title and interest in and to the CMB Intellectual Property; and

         WHEREAS, pursuant to the Purchase Agreement, Holdco or one or more of its Affiliates has agreed to purchase the CMB Intellectual Property and the Technology and Know-How, and to grant to HSA a non-exclusive license to use the Software Tools and International Intellectual Property Rights (both as defined herein) in its conduct of the Retained Businesses (as defined below) on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, HSA and Holdco agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Except as otherwise set forth herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Purchase Agreement. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

         "Confidential Information" means, with respect to a party hereto, any trade secrets and any non-public, confidential or proprietary information relating to that party or its business, that is owned, developed or possessed by that party, whether in tangible or intangible form, pertaining to that party including, but not limited to, research and development, operations systems, databases, computer programs and software, designs, models, operating procedures, knowledge of the organization, products (including prices, costs, sales and content), processes, techniques, machinery, contracts, financial information or measures, business methods, future business plans, customers (including the identities of customers and prospective customers, identities of individual contacts at business entities that are customers or prospective customers, preferences, businesses or habits) and business relationships, records, papers, reports or any other document or material whatsoever which includes, reflects or is based upon the foregoing confidential information or trade secrets.

         "Domestic" shall mean entirely within the United States.



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         "Domestic Software Tools License" means a non-exclusive royalty-free, non-transferable and non-sublicensable Domestic license in the Software Tools, limited in duration to the earlier of (i) such date as HSA has ceased its Domestic ISP and web-hosting activities and (ii) June 30, 2002.

         "International Intellectual Property Rights" means copies of technical design, configuration, testing and operations documents from the CMB Intellectual Property and Technology and Know-How used by HSA before Closing in its Non-Domestic consulting and Internet service provisioning business activities (i.e., those related to the design, deployment and operation of ISP services, including, but not limited to, NOC design and configuration documentation, head-end design and deployment documentation, cable modem testing and field management practices documentation, HSA software applications architecture, design, test and support documentation).

         "International Software Tools License" means a non-exclusive royalty-free, three-year, non-sublicensable and non-transferable, Non-Domestic license in the Software Tools and International Intellectual Property Rights.

         "Licensed Rights" shall mean those rights arising out of the Domestic Software Tools License and the International Software Tools License.

         "Non-Domestic" shall mean entirely outside the United States.

         "Retained Domestic Business" means HSA's continued, post-Closing operation of its Domestic web-hosting business/subsidiary and broadband ISP business to facilitate the operation and winding-down of HSA's Domestic ISP and web-hosting businesses, including without limitation transfer or shut down of any independent operator systems, accounting reconciliation and asset management unrelated to Holdco or its Affiliates.

         "Retained International Business" means HSA's Non-Domestic consulting and Internet service provisioning business activities.

         "Software Tools" means copies of the HSA-created aspects and software source and object code for the following applications: Web DT, FRED, Remedy customizations, USAT (User Security Admin Tool a/k/a "security layer"), Work Force Management, Corba middleware and its associated adapters, provisioning related applications, Cable Modem Provisioning Tool (CMPT), Cable Modem S Tool
(CMST), Werewolf, Customer Database Application (CDB), Portal Web Interface
(PWI), Portal Infranet Customizations, Data Clean Up tools, Business Unit Emailer (BU Emailer), Time Keeper, Customer Self-registration tool, SeaGate Info CMB reports, Market Database application, DST Interface and LDBypass. The Software Tools excludes (i) any third party commercially licensed software (such as Oracle's RDBMS, Remedy ARS, Click Software's Click Schedule, SeaGate Info (the application itself), Iona's Orbix, Cisco CNR, Group 1's Doc1 and Code1, DST's HsDs simulator, Boardtown's Platypus licenses, HP OpenView and Cisco Cable Manager) used as a foundation or key element in the Software Tools, (ii) any and all hardware or server platforms and IP Blocks included in the CMB Intellectual Property and running the Software Tools and (iii) any enhancements, supports or subsequent releases of such Software Tools that would infringe upon Holdco


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resources, except as mutually agreed by HSA and Holdco for the sole purpose of supporting HSA's Domestic windup activities.

                                   ARTICLE II
                                    LICENSES

         2.1 License to HSA. Holdco hereby grants to HSA, for the term stated in
Article VII, (i) a Domestic Software Tools License for use in the winding down of the Retained Domestic Business, and (ii) an International Software Tools License for use in the operation of the Retained International Business.

         2.2 Prohibition on Competition. HSA acknowledges and agrees that it is prohibited from using the Domestic Software Tools License or International Software Tools License, or any Intellectual Property rights related thereto, in any manner that competes with the business of Holdco or its Affiliates.

         2.3 Reservation of Rights. All rights not expressly granted by the parties hereunder are reserved to the parties. Without limiting the generality of the foregoing, the parties expressly acknowledge that (i) nothing contained herein shall be construed or interpreted as a grant, by implication or otherwise, of any licenses other than the licenses specified in Section 2.1 and
(ii) no party shall be authorized to use the name, trademark, service mark, logo or other designation of any other party hereto without such party's prior written consent.

                                   ARTICLE III
                             LIMITATION OF LIABILITY

         HOLDCO MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE LICENSED RIGHTS OR ANY DERIVATIVE WORKS THEREOF, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   ARTICLE IV

                                 INDEMNIFICATION

         HSA agrees to defend, indemnify and hold Holdco and its officers, directors, agents and employees harmless against all costs, expenses, damages and losses (including reasonable attorneys' fees and costs) incurred through claims of third parties against Holdco based on or arising out of HSA's use of the Licensed Rights.



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                                    ARTICLE V
                           PROTECTION AND ENFORCEMENT

         HSA shall cooperate with Holdco at Holdco's cost and expense in the filing, prosecution, maintenance and other attempts to protect the CMB Intellectual Property including without limitation by executing those documents as Holdco may reasonably require from time to time to ensure that all right, title and interest in and to the CMB Intellectual Property continues to reside with Holdco. Holdco shall cooperate with HSA at HSA's cost and expense regarding International Intellectual Property Rights documentation to enable HSA to pursue consulting and service provisioning business activities internationally as described herein; provided that such documentation and use shall be restricted to HSA International, Inc.'s use only for Non-Domestic business operations.

                                   ARTICLE VI
             QUALITY STANDARDS; APPLICABLE LAWS; PROPRIETARY RIGHTS

         6.1 Quality Standards. HSA acknowledges and agrees that HSA shall be entitled to use the Domestic Software Tools License and International Software Tools License only in connection with the Retained Domestic Business and Retained International Business, respectively, and that such use of the Licensed Rights shall be of a nature and quality consistent with the services generally rendered by HSA on or before the Closing.

         6.2 Applicable Laws. HSA agrees that the services rendered under or in connection with the Licensed Rights shall be marketed and provided in accordance with all applicable laws. HSA shall fully comply with the marking provisions of the intellectual property laws of each applicable jurisdiction in the applicable territory and such additional marking requirements as Holdco shall from time to time specify in writing.

         6.3 Proprietary Rights. HSA acknowledges and agrees that, subject to the express Licensed Rights granted herein, Holdco is the sole and exclusive owner of all right, title and interest in, to or in connection with the Software Tools and International Intellectual Property Rights and all portions and copies thereof. HSA agrees that it will not assert any claim of ownership or entitlement to (i) any rights licensed as Software Tools or International Intellectual Property Rights or (ii) any claim of ownership to any other Intellectual Property or rights related thereto. In addition, Holdco shall have sole and exclusive ownership of any corrections, enhancements and updates provided to, or created by, HSA for the Software Tools and International Intellectual Property Rights. If title to any work derived from or in any way related to the Software Tools or International Intellectual Property Rights does not, by operation of law, vest in Holdco, HSA hereby assigns to Holdco, or its designee, all right, title and interest in and to such works.

         6.4 Non-Disturbance. HSA acknowledges and agrees that it shall not do anything to impair Holdco's ability to fully utilize and operate the Cable Modem Business without restriction.



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                                   ARTICLE VII
                              TERM AND TERMINATION

         7.1 Term. This Agreement shall be of no force or effect until the Closing under the Purchase Agreement and shall (i) with respect to the Domestic Software Tools License, continue until such date as HSA has ceased its Domestic ISP and web-hosting business activities, but in no event longer than June 30, 2002, and (ii) with respect to the International Software Tools License, continue for 3 years from the Closing Date.

         7.2 Termination. Holdco may terminate this Agreement immediately upon written notice to HSA in the event that:

                  (a) HSA attempts to use, sublicense, subcontract, assign or convey any rights granted herein in any manner contrary to the terms of this Agreement, or take any other action inconsistent with or in derogation of Holdco's exclusive and proprietary rights in any of the intellectual property subject to this Agreement;

                  (b) HSA engages in any activity which infringes on or dilutes any of the CMB Intellectual Property rights; or

                  (c) HSA commits a material breach of any term, covenant or condition of this Agreement, unless said breach is cured to the reasonable satisfaction of Holdco within ten (10) days after receipt by HSA of notice and a description of the breach.

                  In addition, the Agreement shall immediately terminate if HSA files a voluntary petition under the United States Bankruptcy Code or the insolvency laws or any similar statute, law, rule or regulation of any country, territory, province or state; or has an involuntary petition filed against it under any such law, or a receiver appointed for its business, unless such petition or appointment of a receiver is dismissed within thirty (30) days.

                  7.3 Consequences of Expiration or Termination. Upon expiration or termination of this Agreement for any reason, (a) HSA shall immediately cease its use of the Domestic Software Tools License, the International Software Tools License and all Intellectual Property rights related thereto and (b) HSA shall promptly return to Holdco all tangible and electronic manifestations of the Licensed Rights.

                  7.4 Remedies. In the event of any breach of this Agreement, the non-breaching party may bring any action against the breaching party and may seek any and all relief and remedies, including damages, injunctive relief and other equitable relief.

                                  ARTICLE VIII
                                 CONFIDENTIALITY

         8.1 Confidential Information. Each party shall maintain in confidence all Confidential Information disclosed to it by the other party in connection with performing its obligations hereunder. The receiving party shall not disclose or make available to any third party or use such Confidential Information except for disclosure to such party's employees, vendors, contractors, subsidiaries and representatives and use only to the extent necessary to enable such party to exercise its rights hereunder or as otherwise


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expressly authorized by this Agreement. The receiving party will use at least the same standard of care as it uses to protect its own most confidential information, which in no event shall be less than reasonable care, and will take reasonable steps to ensure that its employees, agents or consultants do not disclose or make any unauthorized use of such Confidential Information. The receiving party will promptly notify the disclosing party upon discovery of any unauthorized use or disclosure of the Confidential Information of the disclosing party. With respect to all information exchanged after the Closing and within a reasonable time after disclosure, such information must be marked with an appropriate proprietary legend or identified as proprietary in order to be protected as Confidential Information hereunder unless the confidential nature of the Confidential Information is otherwise readily apparent.

         8.2 Exceptions. The obligations of confidentiality contained in Section
8.1 will not apply to the extent that it can be established by the receiving party that such Confidential Information:

                  (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the disclosing party; provided that this subparagraph (a) shall not apply to excuse HSA from its obligation of confidentiality with respect to otherwise Confidential Information included in the Licensed Rights;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

                  (d) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing party not to disclose such information to others.

         8.3 No Derogation of Licensed Rights. Nothing herein or in any other agreement between the parties shall prohibit HSA from using Confidential Information of Holdco to the extent permitted by this Agreement or from disclosing Confidential Information of Holdco to the extent reasonably necessary in connection with the exercise of any of the Licensed Rights; provided that any recipient of Confidential Information in such manner is bound by an obligation of confidentiality with respect to such Confidential Information.

                                   ARTICLE IX
                             ASSIGNMENT AND TRANSFER

         9.1 Subject to the provisions of this Article IX, neither this Agreement nor any of the rights, interests, obligations or privileges hereunder (including, without limitation, the licenses granted by Holdco hereunder) may be assigned, sold, transferred, shared or encumbered, by operation of law or otherwise, by HSA without the prior written consent of Holdco (it being further understood that, unless otherwise agreed in writing, no such assignment shall release HSA from any of its obligations or liabilities hereunder). An assignment or transfer requiring the prior written consent of Holdco shall be deemed to


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occur upon any merger of HSA with or into any third party, any sale or transfer of twenty-five percent (25%) or more of any one class of stock, or any series of mergers, sales or transfers totaling in the aggregate twenty-five percent (25%) or more of any one class of stock, in HSA, except in the case of stock sales among existing shareholders in connection with any of the foregoing. If Holdco consents to any such assignment or transfer, Holdco agrees to engage in good faith negotiations with respect to a reasonable transfer or license fee for its requested consent to such assignment and/or renewal of the International Software Tools License. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         9.2 Upon expiration of the International Software Tools License or a merger, acquisition or divestiture with or to a purchaser of substantially all of the assets of the Retained International Business that is not a competitor of Holdco or its Affiliates and if Holdco consents to a renewal of the license or to the transaction, Holdco agrees to engage in good faith negotiations with respect to a commercially reasonable license renewal or transfer fee for such consent to renewal or transfer of the International Software Tools License, provided that HSA shall not be required to pay license fees on enhancements it may have created or derived from the International Intellectual Property Rights.

         9.3 Holdco shall not, directly or indirectly, sell, transfer, assign, pledge, encumber, give, place in trust, or otherwise voluntarily or involuntarily dispose of any or all of the Software Tools, other than to a Person who agrees to be bound in writing by the terms of this Agreement (it being understood that, unless otherwise agreed in writing, no such assignment shall release Holdco from any of its obligations or liabilities hereunder).

         9.4 Any attempted assignment in violation of the provisions hereof shall be void ab initio and the assignee shall obtain no rights by reason thereof.

         9.5 Subject to the provisions of this Article X, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 Notices. All notices or other communications hereunder shall be in writing, signed by the party providing such notice, and shall be considered properly given or made and shall be deemed to have been duly given on the date of delivery, when delivered personally or transmitted and received by telecopier/facsimile transmitter, receipt acknowledged or confirmed during normal business hours, or in the case of registered or certified mail, return receipt requested, postage prepaid, on the date shown on such return receipt.

         Any notices to HSA shall be sent as follows (or to such other address as HSA may specify in writing to Holdco):




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                  High Speed Access Corp.
                  10901 West Toller Drive
                  Littleton, CO  80127
                  Attention:   Daniel J. O'Brien
                  Telecopy No.:  (720) 922-2805

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY  10153
                  Attention:   Howard Chatzinoff, Esq.
                  Telecopy No.:  (212) 310-8007

         Any notices to Holdco shall be sent as follows (or to such other address as Holdco may specify in writing to HSA):


                  Charter Communications Holding Company, LLC
                  12405 Powerscourt Drive
                  St. Louis, MO  63131
                  Attention:   Curtis S. Shaw
                               Senior Vice President, General Counsel
                               and Secretary
                  Telecopy No.:  (314) 965-8793

                  with a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  399 Park Avenue
                  New York, NY  10022
                  Attention:   John Turitzin, Esq.
                  Telecopy No.:  (212) 319-4090

         10.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

         10.3 Relationship of the Parties. Neither party shall have any power or express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party in any manner whatsoever, including to any other contract, agreement or undertaking with any third party.

         10.4 Severability. The parties agree that each of the provisions included in this Agreement is separate, distinct, and severable from the other and remaining provisions of this Agreement, and that the invalidity or unenforceability of any Agreement provision shall not affect the validity or enforceability of any other provision or provisions of this Agreement. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of competent jurisdiction because of a conflict between such provision any


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applicable law or public policy, such provision shall be valid and enforceable to the extent such provision is consistent with such law or public policy.

         10.5 Consent. When in this Agreement the consent or approval of any party is required with respect to any action of any other party, such consent may be withheld in the sole and absolute discretion of the party whose consent is so required unless otherwise expressly provided herein.

         10.6 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties and supersedes all other pre-existing agreements, with respect to the matters expressly provided for in this Agreement. This Agreement may be amended or modified only by mutual agreement in writing signed by authorized representatives of both parties.

         10.7 Remedies Cumulative. The rights and remedies of the parties hereto set forth in this Agreement shall, subject to the provisions hereof, be cumulative and nonexclusive of any other rights and remedies which either party may have pursuant to any other agreement, by operation of law, or otherwise.

         10.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

         10.9 Descriptive Headings. The section and clause headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         10.10 License Agreement Controls. If any terms of this Agreement conflict with terms in the Purchase Agreement, the terms of this Agreement shall govern with respect to the resolution of such conflict.


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         IN WITNESS WHEREOF, HSA and Holdco have each caused this Agreement to be duly signed and delivered to the other party as of the date first written above.


                       HIGH SPEED ACCESS CORP.



                       By: /s/ Daniel J. O'Brien
                           -------------------------------
                            Name: Daniel J. O'Brien
                            Title: President & CEO




                       HSA INTERNATIONAL, INC.



                       By: /s/ John G. Hundley
                           -------------------------------
                            Name: John G. Hundley
                            Title: Director, Secretary



                       CHARTER COMMUNICATIONS HOLDING COMPANY, LLC



                       By: /s/ Curtis S. Shaw
                           ----------------------------------------
                            Name: Curtis S. Shaw
                            Title: Senior Vice President, General Counsel and
                                   Secretary





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